Property and Equipment, net (Tables) - TEMPO AUTOMATION INC	12 Months Ended
Dec. 31, 2021
Schedule of components of property and equipment, net

Property and equipment, net consists of the following (in thousands):

	As of December 31,
	2021	2020
Manufacturing equipment	$9,732	$9,197
Leasehold improvements	4,811	4,811
Computer equipment	489	395
Office furniture and fixtures	462	462
Software	248	248
Total property and equipment	15,742	15,113
Less accumulated depreciation	(6,851)	(4,511)
Total property and equipment, net	$8,891	$10,602

Summary of depreciation expense and its allocation within the statements of operations

	Year ended December 31,
	2021	2020
Cost of goods sold	$530	$1,125
Research and development	574	901
Sales and marketing	137	124
General and administrative	1,101	42
Total depreciation expense	$2,342	$2,192